HERCULES FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
(Expressed in United States Dollars)

June 30, 2021

PORTFOLIO COMPOSITION:

Holdings by Industry / Asset Class	% of Net Assets
Money Market Fund	71.37%
Equity	28.44
Total Investments	99.82%

SCHEDULE OF INVESTMENTS:
	Shares	Fair Value
71.37% - MONEY MARKET FUNDS
Federated Hermes Money Market Obligations Fund - Institutional shares 0.04%* (cost $109,596)	109,596	$109,596
Federated Hermes Government Obligations Fund 0.04%* (cost $600,000)	600,000	600,000
Total Money Market Fund (cost $709,596)		$709,596

	Shares	Fair Value
28.44% - EXCHANGE TRADED FUNDS
ProShares UltraPro Short S&P500 (cost $149,354)	8,000	$145,680
ProShares UltraPro Short QQQ ETF (cost $142,748)	15,000	137,100
Total Equity (cost $292,102)		$282,780

99.82% - TOTAL INVESTMENTS (Cost: $1,001,698)		$992,376
0.18% - Other assets, net of liabilities		1,823
100.00% - NET ASSETS		$994,199

*Effective 7-day yield as of June 30, 2021